UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 17, 2009
FURNITURE BRANDS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-00091 (Commission File Number)	43-0337683 (I.R.S. Employer Identification No.)

1 North Brentwood Blvd., St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)
(314) 863-1100
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Effective April 17, 2009, the Board of Directors (the “Board”) of Furniture Brands International, Inc. (the “Company”) agreed to submit the ratification of the Board’s renewal of the Company’s stockholder rights plan (the “Plan”) to a vote of the stockholders at the Company’s 2010 Annual Meeting of Stockholders. The determination to submit the Plan to a stockholder vote arose from discussions with RiskMetrics Group, a shareholder advisory service, in connection with its review of the Company’s definitive proxy statement for the 2009 Annual Meeting of Stockholders to be held on May 7, 2009. RiskMetrics Group has a policy to recommend stockholders vote “Against” directors who approved or renewed a stockholder rights plan without seeking stockholder approval. The Board renewed the Company’s Plan on July 10, 2008, and is making a commitment to submit the Plan to a stockholder vote at its next annual meeting to be held in 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 17, 2009

Furniture Brands International, Inc. (Registrant)
By:	/s/ Steven G. Rolls
	Name:	Steven G. Rolls
	Title:	Chief Financial Officer